SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON,  D.C.  20549

                            ------------------------

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                      [X]
Filed by party other than the Registrant     [ ]

Check  the  appropriate  box:

[ ]     Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive  Proxy  Statement
[ ]     Definitive  Additional  Materials
[ ]     Soliciting  Material  Pursuant  to  ss. 240.14a-11(c) or ss. 240.14a-12
                             ------------------------

                              CLAYTON HOMES, INC.
                (Name of Registrant as Specified In Its Charter)

                            ------------------------

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1     Title  of  each  class  of  securities  to which transaction applies:
                       -----------------------------------
     2     Aggregate  number  of  securities  to  which  transaction  applies:
                       -----------------------------------
     3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                       -----------------------------------
     4     Proposed  maximum  aggregate  value  of  transaction:
                       -----------------------------------
     5     Total  fee  paid:
                       -----------------------------------

[ ]      Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1     Amount  Previously  Paid:

                       -----------------------------------
     2     Form, Schedule or Registration  Statement  No.:

                       -----------------------------------
     3     Filing  Party:

                       -----------------------------------
     4     Date  Filed:

                       -----------------------------------

                               CLAYTON HOMES, INC.
                                    BOX 15169
                           KNOXVILLE, TENNESSEE 37901

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 27, 1999

     The 1999 Annual Meeting of the Shareholders (the "Annual Meeting") of Clayton Homes, Inc., a Delaware corporation (the "Company"), will be held at 10:30 a.m. EDT, on Wednesday, October 27, 1999, at the Clayton Homes Headquarters, 5000 Clayton Road, Maryville, Tennessee 37804 for the following purposes:

     1. To elect eight directors, each to hold office for a term of one year and until a successor has been elected and qualified.

     2.  To  transact such other business as may properly come before the Annual
Meeting  or  any  adjournments  thereof.

     Holders of Common Stock of record as of the close of business on September 3, 1999, are entitled to notice of and to vote at the Annual Meeting. Transfer books will not be closed.

     Your vote is important. To ensure that your shares are represented at the Annual Meeting, please complete, sign, date and mail the enclosed proxy promptly in the enclosed postage-paid envelope. Shareholders attending the Annual Meeting may revoke their proxies and vote in person if they so desire.

                                        By  order  of  the  Board  of  Directors



                                         Carl  Koella,  III
                                         Secretary

Knoxville,  Tennessee
September  23,  1999

                                 PROXY STATEMENT


                               CLAYTON HOMES, INC.
                                    BOX 15169
                              KNOXVILLE, TN  37901
                                    (mailing)

                                5000 CLAYTON ROAD
                               MARYVILLE, TN 37804
                                    (street)

     This Proxy Statement and related proxy are furnished to the holders of Common Stock, par value $.10 per share (the "Common Stock"), of Clayton Homes, Inc., a Delaware corporation ( the "Company" ), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the 1999 Annual Meeting of Shareholders to be held at 10:30 a.m. EDT, on Wednesday, October 27, 1999, and any adjournments thereof (the "Annual Meeting"). This Proxy Statement and the enclosed proxy card are being first mailed to shareholders of the Company on or about September 23, 1999. The Company's Annual Report to Shareholders for the year ended June 30, 1999, accompanies this Proxy Statement.

     The matters to be considered at the Annual Meeting are: (i) the election of eight members of the Board of Directors of the Company and (ii) the transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

                      VOTING RIGHTS AND PROXY SOLICITATION

     Holders of Common Stock of record as of the close of business on September 3, 1999, are entitled to notice of and to vote at the Annual Meeting. As of such date, the Company had issued and outstanding 140,052,550 shares of Common Stock. The affirmative vote of a majority of the outstanding shares present in person or by proxy at the Annual Meeting is required for the approval of any proposal submitted to the shareholders at the Annual Meeting, except that directors shall be elected by a plurality of the votes of the shares cast in the election. Each shareholder is entitled to one vote per share on all matters to be considered at the Annual Meeting, except that for the election of directors, each shareholder has the right to vote the number of shares held for as many persons as there are directors to be elected at the Annual Meeting. The certificate of incorporation of the Company does not provide for cumulative voting for director nominees.

     No specific provisions of the General Corporation Law of Delaware, the Company's Charter or the Company's bylaws address the issue of abstentions or broker non-votes. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes either in favor of or against a particular proposal. If a broker or nominee holding shares in "street" name indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be voted with respect to that matter and will be disregarded for the purpose of determining the total number of votes cast with respect to a proposal.

     A shareholder executing and returning a proxy may revoke such proxy by notice in writing delivered to the Secretary of the Company prior to or at the Annual Meeting, submitting a later dated proxy to the Secretary of the Company prior to or at the Annual Meeting or appearing in person and voting in a contrary manner at the Annual Meeting. However, a shareholder's attendance at the Annual Meeting does not of itself serve to revoke a proxy executed by such shareholder.

     Proxies in the form enclosed, executed by shareholders of the Company and returned to the proxyholder designated by the Board of Directors, will be voted at the Annual Meeting in accordance with the instructions that appear thereon. If no instructions are given, such proxies will be voted in favor of the election of the nominees of the Board of Directors named in the Proxy Statement and the approval of each matter proposed in the Proxy Statement. As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any business which will be presented for consideration at the Annual Meeting other than as specified herein and in the notice of the Annual Meeting, but if other matters are presented, it is the intention of the person designated as proxyholder to vote in accordance with their judgment on such matters.

     The cost of soliciting proxies, including the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Proxies may be solicited by mail, telephone, facsimile or personal contact by directors, officers, or employees of the Company who will receive no additional compensation therefor. The Company also will request brokers, custodians, and other nominees to forward proxy solicitation material to the beneficial owners of Common Stock, and will reimburse them for their reasonable out-of-pocket expenses.

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP served as independent accountants for the Company during the fiscal year ended June 30, 1999. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be given the opportunity to respond to questions.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The Board of Directors of the Company has nominated the eight persons named below for election as directors at the Annual Meeting, to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. The Company's bylaws allow for a maximum of eight directors. In the event that any nominee is unable to serve (which is not anticipated), the person designated as proxyholder for the Company will vote for the remaining nominees and for such other person(s) as the Board of Directors may nominate. Each of the nominees is currently a director.

     The following table sets forth certain information with respect to the nominees for election as directors at the Annual Meeting:


                                                                                        YEAR FIRST
                     NAME, AGE, PRINCIPAL OCCUPATION AND                                 ELECTED
                  MATERIAL POSITIONS DURING PAST FIVE YEARS                              DIRECTOR
--------------------------------------------------------------------------------------  ----------
James L. Clayton, 65, Chairman and Chief Executive Officer since prior to 1994,               1967
    retired as Chief Executive Officer on June 30, 1999; Chairman, BankFirst;
    Director, Dollar General Corporation and Chateau Communities, Inc.

B. Joe Clayton, 63, Chief Executive Officer, Clayton Automotive Group, since prior to         1967
    1994; Regional Director, First Tennessee Bank.

Kevin T. Clayton, 36, Chief Executive Officer beginning July 1, 1999, President since         1998
    1997, President, Financial Services and various other management positions from
    1997 to prior to 1994. (1)

Dan W. Evins, 63, co-founder, Chairman and Chief Executive Officer, CBRL Group,               1991
    Inc., since prior to 1994.

Wilma H. Jordan, 51, Chief Executive Officer, The Jordan, Edmiston Group, Inc., since         1994
    prior to 1994.

John J. Kalec, 49, Vice President and Chief Financial Officer, Interactive Pictures           1998
    Corporation, since 1998; Senior Vice President, Chief Financial Officer and
    Secretary, Clayton Homes, Inc. from 1996 until 1998, Managing Director, Finance and Accounting, Philips Components International B.V. from 1992 to 1995.

Thomas N. McAdams, 46, Partner, Bernstein, Stair & McAdams LLP since prior to                 1997
    1994; Director, Rafferty's, Inc.

C. Warren Neel, 62, Dean of the College of Business Administration,                           1993
    of The University of Tennessee, since prior to 1994; Director O'Charley's, Inc.,
    Sak's, Inc., Promus Hotel Corporation and American Health Corp., Inc.

________________
(1)   Son of James L. Clayton and nephew of B. Joe Clayton.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

                      BOARD ATTENDANCE, FEES AND COMMITTEES

     The Board of Directors held four meetings during the last fiscal year. Each of the directors attended at least 75% of the meetings of the Board and committees of which each was a member. Each director not employed by the Company receives an annual retainer of $12,000, and $1,500 for each Board and $500 for each committee meeting attended; $250 for each telephonic meeting; and reimbursement for travel expenses to meetings. Committee chairpersons receive an additional $250 for each such committee meeting attended. The Board of Directors does not have separate nominating or executive committees.

AUDIT  COMMITTEE

     The Audit Committee consists of Dr. Neel (Chairperson), Mr. Kalec, and Mr. Evins. The Audit Committee held two meetings during fiscal year 1999. The Audit Committee has the responsibility to: (i) review annually and recommend to the Board of Directors the firm to be engaged as independent accountants of the Company for the next fiscal year; (ii) review with the Company's independent accountants the plan and results of the auditing engagement; (iii) review the scope and results of the Company's procedures for internal auditing; (iv) inquire as to the adequacy of the Company's internal controls; and (v) consider each professional service provided by the independent accountants and whether the providing of such service affects the independence of the accountants.

COMPENSATION  COMMITTEE

     The Compensation Committee consists of Ms. Jordan (Chairperson), Mr. McAdams and Dr. Neel. It held two meetings during the last fiscal year. The Compensation Committee is authorized to establish and fix the amount and form of compensation payable from time to time to all officers and other key employees of the Company. It also administers the Company's stock option plans.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The goal of the Compensation Committee is to structure and administer the Company's executive compensation programs in such a way that individual compensation is largely dependent upon the Company's performance, as measured by the percentage increase in fully diluted earnings per share (EPS) of the Common Stock over the prior year. The variable components of its compensation programs are designed to attract and motivate results-oriented people to achieve higher levels of performance while focusing on the goals of the Company and its shareholders.

     Company executives, including the Chief Executive Officer, receive base salaries, which are intended to support minimal managerial lifestyles. The balance of the annual cash compensation for these executives is based upon the percentage increase in EPS over the prior year. Increases in EPS within annually established ranges result in corresponding increases in the percentage of base salary paid in the form of bonuses. Conversely, declines in EPS would result in the reduction or elimination of bonuses. Adjustments are made on an annual basis to base salary and bonus programs to reflect individual performances.

     Stock options are also granted to executive officers and other employees at the fair market value of the Common Stock on the date of grant and become vested over a specified period of employment. The number of shares granted is similarly based upon the achievement of EPS growth targets and individual performance in the previous year.

     The fact that a significant portion of the compensation paid to the Company's executive officers is based upon increases in EPS helps to ensure that the Chief Executive Officer and other members of management are sensitized to the needs and desires of the shareholders.

Wilma  Jordan  (Chairperson)
Thomas  N.  McAdams
Dr.  C.  Warren  Neel

           COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

     During fiscal year 1999, the Compensation Committee consisted of Ms. Jordan (Chairperson), Mr. McAdams and Dr. Neel, none of whom has been an officer or employee of the Company. In addition, there are no relationships among the Company's executive officers, members of the Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable Security and Exchange Commission regulations.

                        COMPENSATION OF MANAGEMENT TABLE

     The following table sets forth certain information with respect to the compensation paid by the Company during the 1999, 1998 and 1997 fiscal years to the executive officers of the Company:

                                                                  LONG-TERM  COMPENSATION  AWARDS
                                                                 ---------------------------------
                                FISCAL    ANNUAL  COMPENSATION      OPTIONS        OTHER ANNUAL
                                        -----------------------
NAME AND POSITION                YEAR    SALARY       BONUS      # OF SHARES (1)  COMPENSATION (2)
------------------------------          --------  -------------  ---------------  ----------------
James L. Clayton                  1999  $275,000  $     833,000         120,000   $          7,800
    Chairman                      1998  $275,000  $     825,000          40,000   $          9,507
                                  1997  $275,000  $     274,400          31,250   $          7,367

Kevin T. Clayton                  1999  $250,000  $     758,000         107,500   $          7,671
    Chief Executive Officer       1998  $250,000  $     750,000         130,000   $          8,621
    and President                 1997  $175,000  $     198,000          25,000   $          6,494

David M. Booth                    1999  $250,000  $     758,000         107,500   $          9,996
    Executive Vice-President      1998  $250,000  $     750,000         130,000   $          6,934
    President, Retail             1997  $175,000  $     198,000          25,000   $          6,862

Richard D. Strachan               1999  $250,000  $     683,000         107,500   $          7,205
    Executive Vice-President      1998  $225,000  $     675,000         130,000   $          5,572
    President, Manufacturing      1997  $150,000  $     186,000          18,750   $          5,887

Allen Morgan                      1999  $100,962  $      19,615          12,500   $          1,074
    Vice President                1998  $    ---  $         ---             ---   $            ---
    General Manager, Communities  1997  $    ---  $         ---             ---   $            ---

(1)   Adjusted  for  applicable  stock  split.
(2) Represents Company contributions and reallocated forfeitures in the Company's 401(k) Plan, health and life and disability insurance premiums.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to stock options granted to the named executive officers during the fiscal year ended June 30, 1999:


                           INDIVIDUAL  GRANTS                                                 POTENTIAL  REALIZABLE
                      NUMBER OF    PERCENT OF TOTAL                                           VALUE  AT  ASSUMED
                      SECURITIES   OPTIONS GRANTED                                            ANNUAL RATES OF  STOCK
                      UNDERLYING   TO EMPLOYEES IN              EXERCISE OF                   PRICE  APPRECIATION
                      OPTIONS      FISCAL YEAR       DATE       BASE PRICE     EXPIRATION     FOR OPTION  TERM (1)
NAME                  GRANTED(2)       1999         GRANTED     ($/SHARE)(2)      DATE          5%           10%
-------------------  -----------  -----------------  --------  -------------  ----------  ------------  ------------
James L. Clayton. .       50,000              3.40%  11/12/98  $      11.90     11/12/08  $   336,524   $   888,296
                          70,000              4.76%  01/01/99  $      13.81     01/01/09  $   337,434   $ 1,109,915
Kevin T. Clayton. .       37,500              2.55%  11/12/98  $      11.90     11/12/08  $   252,393   $   666,222
                          70,000              4.76%  01/01/99  $      13.81     01/01/09  $   337,434   $ 1,109,915
David M. Booth. . .       37,500              2.55%  11/12/98  $      11.90     11/12/08  $   252,393   $   666,222
                          70,000              4.76%  01/01/99  $      13.81     01/01/09  $   337,434   $ 1,109,915
Richard D. Strachan       37,500              2.55%  11/12/98  $      11.90     11/12/08  $   252,393   $   666,222
                          70,000              4.76%  01/01/99  $      13.81     01/01/09  $   337,434   $ 1,109,915
Allen Morgan. . . .       12,500               .85%  11/12/98  $      11.90     11/12/08  $    84,131   $   222,074

(1) Dollar gains reflected in these columns result from calculations assuming 5% and 10% rates of annual growth as set by Securities and Exchange Commission Regulations for the full ten-year option term and are not intended to forecast future price appreciation of the Company's Common Stock. This approach does not give effect to the impact of future world, domestic or industry market or economic conditions, or the termination of the optionee's employment during the option period (which results in a loss of the options not then vested) and other factors that may not reasonably be foreseen. The gains reflect a future value based upon growth at these prescribed rates. It is important to note that options have value to listed executives and to all option recipients only if the stock price advances beyond the base price on the date of grant shown in the table during the effective option period.
(2)   Adjusted  for  applicable  stock  split.

                    OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth certain information with respect to the exercise of options during the fiscal year ended June 30, 1999, and the value of unexercised options held as of June 30, 1999, by the named executive officers:


                                                               NUMBER OF SECURITIES          VALUE  OF  IN-THE-MONEY
                                                           UNDERLYING UNEXERCISED OPTIONS     UNEXERCISED  OPTIONS
                                                                AT FISCAL YEAR-END (1)       AT FISCAL YEAR-END (2)
                                                           ------------------------------  ---------------------------
                     SHARES ACQUIRED
NAME                   ON EXERCISE       VALUE REALIZED ($)  EXERCISABLE  UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
-------------------  ----------------    ------------------  -----------  -------------    -----------  --------------
James L. Clayton  .        ---                  ---              112,595        207,852    $   253,640  $       46,790
Kevin T. Clayton  .        ---                  ---               98,131        306,641    $   256,552  $       62,149
David M. Booth  . .        ---                  ---              176,326        306,641    $   563,870  $       62,149
Richard D. Strachan        ---                  ---               17,068        285,353    $     9,355  $       19,836
Allen Morgan  . . .        ---                  ---                  ---         12,500    $       ---  $          ---

 ___________________
(1)   Adjusted  for  applicable  stock  split.
(2) Market value of underlying securities at June 30, 1999 minus exercise price.

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table sets forth certain information with respect to Common Stock beneficially owned by each named executive officer, and by all directors and executive officers of the Company as a group, as of August 31, 1999:

                                                               NUMBER OF SHARES
NAME                                                          BENEFICIALLY OWNED    PERCENT OF CLASS
------------------------------------------------------------  -------------------  -----------------
James L. Clayton . . . . . . . . . . . . . . . . . . . . . .      38,372,746  (1)              27.4%
B. Joe Clayton . . . . . . . . . . . . . . . . . . . . . . .         140,996  (2)                 *
Kevin T. Clayton. . . . . . . . . . . .. . . . . . . . . . .         786,868  (3)                 *
Dan W. Evins . . . . . . . . . . . . . . . . . . . . . . . .         128,575  (4)                 *
Wilma H. Jordan. . . . . . . . . . . . . . . . . . . . . . .          31,207  (5)                 *
John J. Kalec. . . . . . . . . . . . . . . . . . . . . . . .           1,256                      *
Thomas N. McAdams. . . . . . . . . . . . . . . . . . . . . .           2,731  (6)                 *
C. Warren Neel . . . . . . . . . . . . . . . . . . . . . . .          38,725  (7)                 *
David M. Booth . . . . . . . . . . . . . . . . . . . . . . .         192,062  (8)                 *
Richard D. Strachan. . . . . . . . . . . . . . . . . . . . .          20,118  (9)                 *
Allen Morgan . . . . . . . . . . . . . . . . . . . . . . . .             125                      *
All Directors and Executive Officers as a Group (13 persons)      39,724,094 (10)              28.3%

____________________
*  Less  than  1%
(1) Includes options for 112,595 shares presently exercisable; includes 11,237 shares held for the benefit of James L. Clayton in the Company's 401(k) Plan; includes 1,204,911 shares held by the Clayton Family Foundation, a non-profit corporation of which James L. Clayton is director and president.
(2)   Includes  options  for  11,374  shares  presently  exercisable.
(3) Includes options for 98,131 shares presently exercisable; includes 5,267 shares held for the benefit of Kevin T. Clayton in the Company's 401(K) Plan; includes 444,323 shares held in trust in which Kevin T. Clayton (son of James L. Clayton) is a trustee, but not beneficiary; includes 6,100 shares held in trust of which Kevin T. Clayton is a trustee and beneficiary; does not include 1,204,911 shares held by a non-profit corporation of which Kevin T. Clayton is a director.
(4)   Includes  options  for  59,055  shares  presently  exercisable.
(5)   Includes  options  for  21,325  shares  presently  exercisable.
(6)   Includes  options  for  1,250  shares  presently  exercisable.
(7)   Includes  options  for  34,263  shares  presently  exercisable.
(8) Includes options for 176,326 shares presently exercisable; includes 5,430 shares held for the benefit of David M. Booth in the Company's 401(k) Plan.
(9) Includes options for 17,068 shares presently exercisable; includes 1,636 shares held for the benefit of Richard D. Strachan in the Company's 401(k) Plan.
(10) Includes options to purchase 538,548 shares presently exercisable; includes 24,834 shares held for the benefit of the executive officers in the Company's 401(k) Plan; includes 444,323 shares held in trusts of which an executive officer is trustee and beneficiary; includes 6,100 held in trusts of which directors or executive officers are trustees, but not beneficiaries; includes 1,204,911 shares held by a non-profit corporation of which certain executive officers are directors.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

     The following table sets forth certain information with respect to the Company's cumulative total shareholder return during the previous five years as compared with the Standard & Poor's Corporation S & P Midcap 400 composite stock price index and a "peer group" comprised of the following manufactured housing companies: Cavalier Homes, Inc., Champion Enterprises, Inc., Fleetwood Enterprises, Inc., Liberty Homes, Inc., Oakwood Homes Corporation, and Skyline Corporation.



                1994    1995    1996    1997    1998    1999
--------------  ------  ------  ------  ------  ------  ------
CLAYTON HOMES   100.00  116.55  178.64  161.34  214.15  161.98
--------------  ------  ------  ------  ------  ------  ------
S&P MIDCAP 400  100.00  122.34  148.75  183.45  233.26  262.58
--------------  ------  ------  ------  ------  ------  ------
PEER GROUP      100.00  106.05  187.35  179.04  259.63  158.11
==============  ======  ======  ======  ======  ======  ======


NAME AND ADDRESS OF                         AMOUNT AND NATURE OF
BENEFICIAL OWNERS                           BENEFICIAL OWNERSHIP
------------------------------------------  --------------------
James L. Clayton
        P.O. Box 15169
        Knoxville, TN  37901. . . . . . . .       38,372,746 (1)

Pioneering Management Corporation
        60 State Street
        Boston, MA  02109 . . . . . . . . .       10,109,250 (2)

Munder Capital Management
        480 Pierce Street, Suite 300
        Birmingham, MI  48012 . . . . . . .        7,859,520 (3)

_________________
(1)  See  footnote  (1)  under "Security Ownership of Directors and Officers."
(2)  As  reported  in  Schedule  13G  filed  January  8,  1999.
(3)  As  reported  in  Schedule  13G  filed  February  16,  1999.

                              CERTAIN TRANSACTIONS

     The Company maintains an agreement to purchase certain installment contract receivables from a business venture, in which the Company has a 25% equity interest and Kevin T. Clayton is a director. The remaining 75% equity interest is owned by unrelated parties.
     The Company's primary counsel is Bernstein, Stair & McAdams LLP, of which Thomas N. McAdams is a partner. During fiscal 1999, payments received by Bernstein, Stair & McAdams LLP from the Company did not exceed five percent of the gross revenues of Bernstein, Stair & McAdams LLP.
     During 1999, the Company purchased certain real estate properties from the Chairman for $1,450,000, determined by independent appraisals.

     COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors ("reporting persons") to file initial reports of ownership of common stock and reports of changes in ownership with the Securities and Exchange Commission. The Company assists its executive officers and directors in completing and filing those reports. The Company believes that during the last completed fiscal year all filing requirements applicable to its executive officers and directors were complied with, except that one report, disclosing one transaction, was filed late by the Company on behalf of Ms. Jordan.

                           ANNUAL REPORT ON FORM 10-K

     The Company will provide without charge, at the written request of any beneficial shareholder of record on September 3, 1999, a copy of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, except exhibits thereto. The Company will provide copies of the exhibits, should they be requested by eligible shareholders, and the Company may impose a reasonable fee for providing such exhibits. Requests for copies of the Company's Annual Report on Form 10-K should be mailed to:

                 CLAYTON  HOMES,  INC.
                 Box  15169
                 Knoxville,  Tennessee  37901
                 Attention:  Investor  Relations

                              SHAREHOLDER PROPOSALS

     Any shareholder proposals intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the Company at its corporate offices no later than May 31, 2000, in order to be considered by the Board of Directors for inclusion in the proxy statement and form of proxy relating to such meeting.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting or any adjournment thereof, it is intended that the person named in the enclosed Proxy will vote such Proxy on such matter in accordance with his best judgment.

                                           Carl  Koella,  III
                                           Secretary

September  23,  1999

                               CLAYTON HOMES, INC.

                     Box 15169, Knoxville, Tennessee  37901
                   TEL 423.380.3000          FAX 423.380.3750
                     (Area code 865 effective after 11/1/99)

               Internet:www.clayton.net   e-mail:info@clayton.net
                       Human resources:careers@clayton.net

                                                                 Appendix A



                              CLAYTON HOMES, INC.

                                     PROXY

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders on October 27, 1999, and related Proxy Statement, and appoints Timothy Rhoades the true and lawful agent and proxy of the undersigned (the "Proxy"), having full power of substitution, to represent the undersigned and to vote all shares of Clayton Homes, Inc., owned and held by the undersigned, or which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Clayton Homes, Inc., to be held at the Clayton Homes Headquarters, 5000 Clayton Road, Maryville, TN 37804 at 10:30 a.m. EDT, October 27, 1999, or any adjournment thereof.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)



                                                              [SEE REVERSE SIDE]


[X] Please mark your
    votes as in this
    example


                                   WITHHOLD
                     FOR           AUTHORITY                                                                FOR   AGAINST  ABSTAIN
(1) ELECTION OF      [  ]            [  ]        NOMINEES: James L. Clayton  (2) IN THEIR DISCRETION, THE   [  ]    [  ]    [  ]
    DIRECTORS                                              B. Joe Clayton          PROXY IS AUTHORIZED TO
                                                           Kevin T. Clayton        VOTE UPON SUCH BUSINESS
   FOR, except vote withheld from the                      Dan W. Evins            AS MAY COME BEFORE THE
   following nominees                                      Wilma H. Jordan         MEETING.
                                                           John J. Kalec
                                                           Thomas N. McAdams
    ------------------------------------------             C. Warren Neel


                                               PLEASE CHECK BOX IF YOU PLAN [  ]
                                               TO ATTEND THE ANNUAL MEETING
                                               IN PERSON.

                                THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE
                                VOTED IN THE MANNER HEREIN DIRECTED BY THE
                                UNDERSIGNED SHAREHOLDER. IF NO PROPOSAL IS MADE, THE SHARE(S) REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




Signature(s) ___________________________________ Dated: _____________, 1999
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.